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                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   MFS(R) California Insured Municipal Fund
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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M F S(R)
INVESTMENT MANAGEMENT

                URGENT NOTICE REGARDING YOUR INVESTMENT IN THE
                    MFS(R) CALIFORNIA INSURED MUNICIPAL FUND

                                                                October 1, 2008

Dear Valued Shareholder:

WE NEED YOUR HELP. Our most current records indicate that we have not yet received your important proxy vote for the Annual Meeting of Shareholders of MFS California Insured Municipal Fund scheduled for October 9, 2008

If you have voted your proxy since this letter was mailed, we thank you for your participation. IF YOU HAVE NOT YET VOTED, PLEASE UNDERSTAND THAT IT IS CRITICAL THAT WE RECEIVE YOUR VOTE SO THAT WE MAY COMPLETE THE BUSINESS OF THIS ANNUAL MEETING WITHOUT DELAY.

WE HAVE ENCLOSED FOR YOU ANOTHER COPY OF YOUR PROXY BALLOT. Please take a moment now to complete that ballot with your voting instructions and insert it into the postage paid envelope we have provided. Alternatively you may vote using one of the other methods listed below.

Should you have any questions regarding the agenda or to vote your shares by phone, please do not hesitate to call our proxy voting information line toll-free at 1-800-314-9816. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

                         PLEASE VOTE YOUR SHARES TODAY!

Thank you in advance for your participation.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning, President

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Voting Methods:

[GRAPHIC]   1.  Vote by Mail. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided.

[GRAPHIC]   2.  Vote by phone (live operator). To vote your shares by phone please call 1-800-314-9816 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[GRAPHIC]   3.  Vote by touch-tone phone. You may cast your vote using the automated telephone system by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC]   4.  Vote via the Internet. You may cast your vote using the
                Internet by logging onto the website found on the enclosed proxy ballot(s).

   YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT NOW TO CAST YOUR PROXY VOTE.
   ----

MFS California Insured Municipal Fund
500 Boylston Street, Boston, MA 02116

M F S(R)
INVESTMENT MANAGEMENT

                 URGENT NOTICE REGARDING YOUR INVESTMENT IN THE
                    MFS(R) CALIFORNIA INSURED MUNICIPAL FUND

                                                                October 1, 2008

Dear Valued Shareholder:

WE NEED YOUR HELP. Our most current records indicate that we have not yet received your important proxy vote for the Annual Meeting of Shareholders of MFS California Insured Municipal Fund scheduled for October 9, 2008.

If you have voted your proxy since this letter was mailed, we thank you for your participation. IF YOU HAVE NOT YET VOTED, PLEASE UNDERSTAND THAT IT IS CRITICAL THAT WE RECEIVE YOUR VOTE SO THAT WE MAY COMPLETE THE BUSINESS OF THIS ANNUAL MEETING WITHOUT DELAY.

WE HAVE ENCLOSED FOR YOU ANOTHER COPY OF YOUR PROXY BALLOT. Please take a moment now to complete that ballot with your voting instructions and insert it into the postage paid envelope we have provided. Alternatively you may vote using one of the other methods listed below.

Should you have any questions regarding the agenda please do not hesitate to call our proxy voting information line toll-free at 1-800-314-9816. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

                         PLEASE VOTE YOUR SHARES TODAY!

Thank you in advance for your participation.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning, President

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VOTING METHODS:

[GRAPHIC]   1.  VOTE BY MAIL. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided.

[GRAPHIC]   2.  VOTE BY TOUCH-TONE PHONE. You may cast your vote using the automated telephone system by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC]   3.  VOTE VIA THE INTERNET. You may cast your vote using the
                Internet by logging onto the website found on the enclosed proxy ballot(s).

   YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT NOW TO CAST YOUR PROXY VOTE.
   ----

MFS California Insured Municipal Fund
500 Boylston Street, Boston, MA 02116
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

M F S(R)                          MFS INVESTMENT MANAGEMENT
INVESTMENT MANAGEMENT             MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - PREFERRED SHARES
                                  500 Boylston Street, Boston, Massachusetts 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan
S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 10:30 a.m. Boston time, and at any adjournment thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of each Trust will vote separately on each item. Only a
Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.


                                                              YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY
                                                              VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
                                                              HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR
                                                              YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE
                                                              AND IS PROVIDED FOR YOUR CONVENIENCE.





                             PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

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                             MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - PREFERRED SHARES

                          2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008


VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!                          Please be sure to sign and date this proxy. Please sign
                                                                     exactly as your name appears on this proxy. When shares are
CALL:     TO VOTE YOUR PROXY BY PHONE, CALL 1-866-458-9858           held by joint tenants, both should sign. When signing as
          AND ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON             attorney, executor, administrator, trustee, or guardian,
          THE REVERSE SIDE OF THIS PROXY BALLOT. THIS                please give full title as such. If a corporation, please sign
          TOUCH-TONE VOTING LINE IS AVAILABLE 24 HOURS A             in full corporate name by president or other authorized
          DAY, SEVEN DAYS A WEEK.                                    officer. If a partnership, please sign in partnership name by authorized person.
LOG-ON:   TO VOTE ON THE INTERNET GO TO WWW.PROXYONLINE.COM
          AND ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON             PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY BALLOT.
          THE REVERSE SIDE OF THIS PROXY BALLOT.

MAIL:     TO VOTE YOUR PROXY BY MAIL, CHECK THE APPROPRIATE          --------------------------------------------------------------
          VOTING BOX ON THE REVERSE SIDE OF THIS PROXY BALLOT,       Shareholder sign here
          SIGN AND DATE THE BALLOT AND RETURN IT IN THE
          ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: THE
          ALTMAN GROUP, P.O. BOX 238, LYNDHURST, NJ 07071.           --------------------------------------------------------------
                                                                     Joint owner sign here


                                                                     --------------------------------------------------------------
                                                                     Date:


                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - PREFERRED SHARES

                                                                                                                   CONTROL NUMBER
                                                                                                                -------------------
                                                                                                                     123456789123
                                                                                                                -------------------

         WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE
                                                     OF FURTHER SOLICITATION.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                        THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                                           IN FAVOR OF ITEMS 1, 2 AND 3 AND AGAINST ITEM 4


PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

                                 PROPOSALS                                              FOR                                WITHHOLD
1. ELECTION OF DIRECTORS:

01 - J. Atwood Ives                                                                     [ ]                                   [ ]

02 - William R. Gutow                                                                   [ ]                                   [ ]

03 - Michael Hegarty                                                                    [ ]                                   [ ]

04 - Robert W. Uek                                                                      [ ]                                   [ ]

05 - Laurie J. Thompson                                                                 [ ]                                   [ ]

                                                                                        FOR              AGAINST            ABSTAIN
2. To approve an amended and restated Declaration of Trust.                             [ ]                [ ]                [ ]

3. To amend or remove certain fundamental investment policies of the Fund.              [ ]                [ ]                [ ]


4. To act upon, if properly presented at the Meeting, a shareholder                     [ ]                [ ]                [ ]
   proposal that the Board of Trustees take the steps necessary to merge the Trust into California Municipal Bond Fund, an open end fund, or otherwise enable shareholders to realize net asset value for their shares.

5. To transact such other business as may properly come before the Meeting and any adjournments thereof.


 (BARCODE HERE)                                        (TAGID HERE)                                       (CUSIP HERE)
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